Northwestern Mutual Series Fund, Inc.
Emerging Markets Equity Portfolio
Supplement Dated July 1, 2025 to the
Summary Prospectus for the Emerging Markets Equity Portfolio Dated May 1, 2025
The following information supplements the Summary Prospectus for the Emerging Markets Equity Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2025 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Advisory Fee Waiver Update to Emerging Markets Equity Portfolio
Effective August 1, 2025, MSA has agreed to an increased fee waiver such that the Total Annual Portfolio Operating Expenses After Fee Waiver set forth in the Fee Table in the Summary section will be 0.79% through April 30, 2026.
Please retain this Supplement for future reference.